EXHIBIT 99.2

MOBILEMAIL (US) INC.

(Formerly Maxtor Holdings Inc.)

(A Development Stage Company)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

US FUNDS

(Unaudited)

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)	Statement 1
(A Development Stage Company)
Interim Consolidated Balance Sheet
US Funds

	December 31,
	2005	September 30,
ASSETS	(unaudited) (Restated – Note 12)	2005 (audited)
Current
Cash	$49,843	$124,986
VAT receivable	-	39
Accounts receivable	2,065	-
	51,908	125,025

Property and Equipment (Note 3)	1,173	1,376
	$53,081	$126,401

LIABILITIES
Current
Accounts payable	$36,903	$3,072
Accrued liabilities	35,554	57,664
Accrued interest (Note 5)	-	588
Promissory notes payable (Note 5)	-	80,000
Due to related parties (Note 8a)	27,439	25,465
	99,896	166,789
Going Concern (Note 1)

STOCKHOLDERS’ DEFICIENCY
Capital Stock
Common Stock
Authorized: 100,000,000 shares with $0.001 par value
Issued and fully paid: 28,273,600 (September 30, 2005 –
17,953,600) – Statement 2 (Note 7)	28,274	17,954
Additional paid-in capital - Statement 2 (Note 7)	2,730,533	159,346
Preferred Stock
Authorized: 5,000,000 shares with $0.001 par value
Issued and fully paid: Nil	-	-
Accumulated Comprehensive Gain (Loss) - Statement 2	(786)	1,121
Deficit – Accumulated during the development stage – Statement 2	(2,804,836)	(218,809)
	(46,815)	(40,388)
	$53,081	$126,401

- See Accompanying Notes -

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)	Statement 2
(A Development Stage Company)
Interim Consolidated Statements of Changes in Stockholders’ Deficiency
US Funds

				Deficit
				Accumulated
			Additional	During the	Accumulated	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders’
	Shares	Amount	Capital	Stage	Gain (Loss)	Deficiency
Shares issued for cash at $0.33
per share – August 21, 2003	6	$-	$2	$-	$-	$2

Balance - September 30, 2003
(audited)	6	-	2	-	-	2
Stock Split– April 30, 2004	573	-	-	-	-	-
Shares issued for cash at
$0.003 per share – April 30,
2004	4,365,687	4,366	9,025	-	-	13,391
Loss for the year	-	-	-	(36,762)	-	(36,762)
Foreign currency translation
adjustment	-	-	-	-	157	157

Balance - September 30, 2004
(audited)	4,366,266	4,366	9,027	(36,762)	157	(23,212)
Shares issued for consulting at
$0.003 per share -December
1, 2004	236,143	236	544	-	-	780
Shares issued for consulting at
$0.003 per share -March 9,
2005	236,143	236	548	-	-	784
Shares issued for consulting at
$0.003 per share - May 9,
2005	944,581	945	2,143	-	-	3,088
Shares issued for debt at $0.018
per share - May 9, 2005	6,216,867	6,217	105,650	-	-	111,867
Loss for the period	-	-	-	(133,578)	-	(133,578)
Foreign currency translation
adjustment	-	-	-	-	(1,328)	(1,328)

Balance - August 31, 2005 - Issued
before acquisition	12,000,000	12,000	117,912	(170,340)	(1,171)	(41,599)
Acquisition of MobileMail
Limited - Recapitalization -
August 31, 2005 (Note 1)	5,953,600	5,954	41,434	-	-	47,388

Balance - August 31, 2005 - Issued
post acquisition	17,953,600	17,954	159,346	(170,340)	(1,171)	5,789
Loss for the period	-	-	-	(48,469)	-	(48,469)
Foreign currency translation
adjustment	-	-	-	-	2,292	2,292

Balance – September 30, 2005
(audited)	17,953,600	17,954	159,346	(218,809)	1,121	(40,388)
Shares issued for debt at $0.25
per share - November 30,
2005	320,000	320	81,187	-	-	81,507
Shares issued for intellectual
property at $0.25 per share
- November 30, 3005	10,000,000	10,000	2,490,000	-	-	2,500,000
Loss for the period	-	-	-	(2,586,027)	-	(2,586,027)
Foreign currency translation
adjustment	-	-	-	-	(1,907)	(1,907)

Balance - December 31, 2005
(unaudited) (Restated – Note 12)	28,273,600	$28,274	$2,730,533	$(2,804,836)	$(786)	$(46,815)

- See Accompanying Notes -

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)	Statement 3
(A Development Stage Company)
Interim Consolidated Statements of Operations
US Funds
(Unaudited)

			Cumulative
			From
			Incorporation
	For the Three		(August 21,
	Months Ended	For the Three	2003) to
	December 31,	Months Ended	December 31,
	2005 (Restated – Note 12)	December 31, 2004	2005 (Restated – Note 12)
Revenues
Sales	$2,099	$-	$2,099

General and Administrative Expenses
Accounting and auditing	57,232	2,706	121,612
Salaries and wages	17,265	20,323	105,829
Legal	4,328	560	11,054
Rent	2,624	2,800	14,624
Management and consulting	2,247	-	2,247
Filing	2,063	-	2,063
Office and information technology	712	2,509	10,874
Depreciation	166	177	914
Travel and promotion	130	6,346	25,400
Development costs	-	6,385	10,307
	86,767	41,806	304,924

Other Expenses
Intellectual property (Note 4)	2,500,000	-	2,500,000
Interest expense	1,359	-	2,011

Loss for the Period	$(2,586,027)	$(41,806)	$(2,804,836)

Loss per Share – Basic and Diluted	$(0.12)	$(0.01)

Weighted Average Shares Outstanding	21,543,165	4,443,267

Comprehensive Loss
Loss for the period	$(2,586,027)	$(41,806)	$(2,804,836)
Foreign currency translation adjustment	(1,907)	(3,133)	(786)
Total Comprehensive Loss for the Period	$(2,587,934)	$(44,939)	$(2,805,622)

Comprehensive Loss per Share	$(0.12)	$(0.01)

- See Accompanying Notes -

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)	Statement 4
(A Development Stage Company)
Interim Consolidated Statements of Cash Flows
US Funds
(Unaudited)

			Cumulative
			From
			Incorporation
	For the Three		(August 21,
	Months Ended	For the Three	2003) to
	December 31,	Months Ended	December 31,
	2005 (Restated – Note 12)	December 31, 2004	2005 (Restated – Note 12)
Operating
Loss for the period	$(2,586,027)	$(41,806)	$(2,804,836)
Items not involving an outlay of cash:
Depreciation	166	177	914
Shares for consulting services	-	780	4,652
Interest	919	-	1,507
Shares for intellectual property	2,500,000	-	2,500,000
Changes in non-cash working capital items:
VAT receivable	39	281	-
Accounts receivable	(2,065)	-	(2,065)
Accounts payable	33,831	18,855	36,903
Accrued liabilities	(22,110)	3,486	25,527
	(75,247)	(18,227)	(237,398)
Investing
Acquisition of property and equipment	37	(421)	(2,087)
Cash acquired on purchase of Maxtor Holdings
Inc.	-	-	118,365
	37	(421)	116,278
Financing
Due to Maxtor Holdings Inc.	-	-	19,105
Advances from related party	1,974	(28,691)	27,384
Loan from related party	-	74,078	111,867
Share issuances for cash	-	-	13,393
	1,974	45,387	171,749

Effect of exchange rate changes on cash	(1,907)	(3,133)	(786)

Net Increase (Decrease) in Cash	(75,143)	23,606	49,843
Cash - Beginning of period	124,986	30,556	-
Cash - End of Period	$49,843	$54,162	$49,843

Income Taxes Paid	$-	$-	$-
Interest Paid	$-	$-	$64

- See Accompanying Notes -

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

1.	Organization and Going Concern

Organization

Maxtor Holdings Inc. (the “Company” or "Maxtor") was incorporated on April 1, 2005 under the laws of the State of Nevada. On October 19, 2005, the Company changed its name to Mobilemail (US) Inc.

By letter of intent dated April 18, 2005 and a Share Exchange Agreement ("Agreement") dated May 23, 2005 and as amended June 30, 2005 and July 31, 2005 with MobileMail Limited ("MobileMail"), a United Kingdom corporation, wherein Maxtor agreed to issue to the shareholders of MobileMail 12,000,000 Maxtor shares in exchange for the 2,075,000 shares that constituted all the issued and outstanding shares of MobileMail. On August 31, 2005, MobileMail completed the reverse acquisition (“RTO”) under the Agreement with Maxtor. Immediately before the date of the RTO, Maxtor had 100,000,000 common shares authorized and 5,953,600 shares of common stock issued and outstanding. Pursuant to the RTO, all of the 2,075,000 issued and outstanding shares of common stock of MobileMail were exchanged for 12,000,000 Maxtor shares on an approximate 5.783 to 1 basis.

Immediately after the RTO, the management of MobileMail took control of the board and officer positions of Maxtor, constituting a change of control. Because the former owners of MobileMail gained control of Maxtor, the transaction would normally have been considered a purchase by MobileMail. However, since Maxtor was not carrying on a business, the transaction was not considered to be a business combination. Instead, the transaction was accounted for as a recapitalization of MobileMail and the issuance of stock by MobileMail (represented by the outstanding shares of Maxtor) for the assets and liabilities of Maxtor. The value of the net assets of Maxtor acquired by MobileMail is the same as their historical book value, being $47,388. At the date of the acquisition, the balance sheet of Maxtor was as follows:

Cash	$118,365
Due from MobileMail	19,105
Total Assets	$137,470

Accrued liabilities	$10,027
Due to related party	55
Promissory notes payable	80,000
Total Liabilities	$90,082

Net Assets	$47,388

MobileMail was incorporated on August 21, 2003 and is a technology and marketing company, headquartered in London, England. The major asset of MobileMail is the license to market the Messaging Technology.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

1.	Organization and Going Concern – Continued

Organization – Continued

As at December 31, 2005, the Company has the rights for the sale of software that enables users to send Short Message Service (“SMS”) messages via email, directly from the customer’s computer to any mobile wireless device. The software provides businesses with an easy to use, low cost, communication tool giving them direct access to both customers and employees, regardless of the location. The Company intends to market its product via a two-channel strategy: the “Direct Users Strategy” and the “Partnership/Re-seller Strategy.” The direct users strategy targets niche markets in the UK, offering the Company’s technology to corporate clients on a per SMS basis. The partnership/re-seller strategy is focused on establishing a distribution network throughout Europe, Asia and North America by issuing distribution licenses to telecommunication and multimedia companies in order to reach high volumes of end customers.

Going Concern and Liquidity Considerations

The accompanying unaudited interim consolidated financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States for interim financial information and in accordance with Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended December 31, 2005 are not necessarily indicative of the results that may be expected for the year ended September 30, 2006.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As at December 31, 2005, the Company has a loss from operations of $2,586,027, an accumulated deficit of $2,804,836 and has incurred an accumulated operating cash flow deficit of $237,398 since incorporation. The Company intends to fund operations through sales and equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the current year.

Thereafter, the Company will be required to seek additional funds, either through sales and/or equity financing, to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. In response to these conditions, management intends to raise additional funds through future private placement offerings.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies

	a)	Basis of Consolidation

These interim consolidated financial statements include the accounts of MobileMail Limited since its incorporation on August 21, 2003 and Mobilemail (US) Inc. since the reverse acquisition on August 31, 2005 (Note 1). All intercompany balances and transactions have been eliminated.

	b)	Fiscal Period

The Company’s fiscal year ends on September 30.

	c)	Risks and Uncertainties

The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating an emerging business, including the potential risk of business failure.

	d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and timing of revenues and expenses, the reported amounts and classification of assets and liabilities, and disclosure of contingent assets and liabilities. These estimates and assumptions are based on the Company’s historical results as well as management’s future expectations. The Company’s actual results could vary materially from management’s estimates and assumptions.

	e)	Development Stage Company

The Company is a development stage company as defined by Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business. All losses accumulated since inception has been considered as part of the Company’s development stage activities.

	f)	Cash and Cash Equivalents

Cash equivalents consist of highly liquid debt instruments purchased with an initial maturity of three months or less.

	g)	Property and Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

Estimated useful
life (in years)
Office and computer equipment	3

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the financial statements and any resulting gain or loss is included in the statement of operations.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies – Continued

	h)	Long Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable or at least at the end of each reporting period. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, management measures fair value based on quoted market prices or based on discounted estimates of future cash flows.

	i)	Revenue Recognition

Revenues are recognized when all of the following criteria have been met: persuasive evidence for an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collection is reasonably assured. Revenue derived from the sale of services is initially recorded as deferred revenue on the balance sheet. The amount is recognized as income over the term of the contract.

Revenue from time and material service contracts is recognized as the services are provided. Revenue from fixed price, long-term service or development contracts is recognized over the contract term based on the percentage of services that are provided during the period compared with the total estimated services to be provided over the entire contract. Losses on fixed price contracts are recognized during the period in which the loss first becomes apparent. Payment terms vary by contract.

	j)	Foreign Currency Translations

The Company’s functional currencies are pounds sterling ("GBP") and the U.S. dollar. The Company’s reporting currency is the U.S. dollar. All transactions initiated in other currencies are translated into U.S. dollars as follows:

		i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date;
		ii)	Equity at historical rates; and
		iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Unrealized exchange gains and losses arising from such translations are deferred until realization and are included as a separate component of shareholders’ equity as a component of comprehensive income or loss. Upon realization, the amount deferred is recognized in income in the period when it is realized.

	k)	Advertising

The Company expenses the cost of advertising when incurred. Advertising expenses are included in selling, general and administrative expenses in the accompanying statements of operations.

	l)	Shipping and Handling Charges

Shipping and handling costs are included in cost of goods sold in the accompanying statements of operations in accordance with Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs".

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies – Continued

	m)	Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, VAT receivables, accounts receivable, accounts payable and amounts due to related parties and promissory notes payable. Unless otherwise noted, it is management’s opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

	n)	Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

	o)	Concentrations and Credit Risk

The Company’s financial instruments that are exposed to concentrations and credit risk primarily consist of amounts due to related parties and promissory notes payable.

	p)	Derivative Financial Instruments

The Company was not a party to any derivative financial instruments during any of the reported fiscal periods.

	q)	Stock-Based Compensation

The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion (“APB”) No. 25 "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123” and interpreted by FASB Interpretation No. ("FIN") 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB 25". This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies – Continued

	q)	Stock-Based Compensation – Continued

The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company had adopted the cost recognition requirements under SFAS No. 123, are required to be presented.

	r)	Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", changed the way public companies report information about segments of their business in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in two segments, Western Europe and the United States (Note 9).

	s)	Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.

	t)	Loss per Share

The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at December 31, 2005. The Company has incurred net losses and has no potentially dilutive common shares; therefore, basic and diluted loss per share are the same. Additionally, for the purposes of calculating diluted loss per share, there were no adjustments to net loss.

	u)	Treasury Stock

The Company accounts for acquisitions of treasury stock under the cost method. Treasury stock is recorded as a separate component of stockholders' equity at cost, and paid-in capital accounts are not adjusted until the time of sale, retirement or other disposition.

	v)	Software Costs

The Company’s policy is that software development costs related to the product line are charged to expense as incurred in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed".

Costs for internal use software, whether developed or obtained, are assessed to determine whether they should be capitalized or expensed in accordance with American Institute of Certified Public Accountants' Statement ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Capitalized software costs, if any, will be reflected as property and equipment on the balance sheet.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies – Continued

	w)	Obligations Under Capital Leases

Leases are classified as either capital or operating. Leases that transfer substantially all of the benefits and risks of ownership of property to the company are accounted for as capital leases. At the time a capital lease is entered into, an asset is recorded with its related long-term financing. As at the current period-end, the Company does not have any capital lease obligations. Payments under operating leases are expensed as incurred.

	x)	Recently Adopted Accounting Standards

In May 2005, the FASB issued SFAS 154, “Accounting Changes and Error Corrections,” which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements – an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period- specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the provisions of SFAS 154 will have a significant impact on its results of operations.

In December 2004, the FASB issued SFAS 153, “Exchanges of Non-Monetary Assets”, an amendment of APB 29. This statement amends APB 29, which is based on the principle that exchanges of non-monetary assets should be measured at the fair value of the assets exchanged with certain exceptions. SFAS 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for non-monetary asset exchanges occurring in fiscal periods beginning on or after June 15, 2005. The Company does not expect the provisions of SFAS 153 will have a significant impact on its results of operations.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

2.	Significant Accounting Policies – Continued

	x)	Recently Adopted Accounting Standards – Continued

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment”. SFAS 123R is a revision of SFAS No. 123 “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. SFAS 123R does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In November 2004, the FASB issued SFAS No.151, “Inventory Costs, an amendment of ARB No.43, Chapter 4”. This statement is effective for fiscal years beginning after June 15, 2005, therefore it will become effective for the Company beginning October 1, 2006. This standard clarifies that abnormal amounts of idle facility expense, freight, handling costs and wasted material should be expensed as incurred and not included in overhead. In addition, this standard requires that the allocation of fixed production overhead costs to inventory be based on the normal capacity of the production facilities. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

3.	Property and Equipment

Details are as follows:

			Net Book	Net Book
			Value	Value
			December 31,	September 30,
		Accumulated	2005	2005
	Cost	Depreciation	(unaudited)	(audited)

Office and computer equipment	$2,066	$893	$1,173	$1,376

4.	Agency Exploitation Agreement

By agency exploitation agreement dated March 30, 2004, between the Company and third party licensors, the Company is allowed to use, deal with and exploit the intellectual property rights to the Messaging Technology in the regions of Australia, Asia, Europe, United States and Canada. As consideration, the Company will pay 25% of the gross income from the exploitation of those rights. The Company warrants to the licensors that the total gross income from the exploitation of the rights in any calendar quarter shall not be less than $1,162,880 (GBP640,000) during the first three years of the agreement (not achieved). The agreements can be terminated by the licensors at any time with 30-business days notice. On November 30, 2005, the intellectual property was purchased by the Company and the agency exploitation agreement was cancelled.

The purchase of the intellectual property was pursuant to an agreement dated November 1, 2005, whereby the Company acquired from its majority stockholder, the Messaging Technology by issuing 10,000,000 common shares. The Messaging Technology is a software application that enables users to send and receive Short Message Service (“SMS”) messaging traffic through wireless devices using the internet. The acquisition is a related party transaction; therefore, the intellectual property was recorded in the Company’s books in the amount equal to the costs of acquiring and developing the Messaging Technology by the majority stockholder. The value assigned was $2,500,000, which is the value of consideration paid by the majority shareholder when they acquired it from a third party. This amount was expensed, as it does not meet the criteria for capitalization as set out in SFAS No. 86.

5.	Promissory Notes Payable

During the prior year, the Company received $80,000 in cash by issuing promissory notes; $10,000 of which was issued to a director of a corporate shareholder of the Company. These Notes bear interest at the US bank prime rate and are payable on demand. The loan was cancelled by an agreement dated November 30, 2005, whereby, the Company entered into a debt conversion agreement whereby the Company agreed to issue 320,000 common shares valued at $0.25 per share in full settlement of a $80,000 loan advanced to the Company plus related interest of $1,507.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

6.	Loan Payable to Related Party

By agreement dated October 8, 2003, the Company entered into a loan agreement with the majority shareholder whereby the shareholder would make available up to $249,465 (GBP150,000). The facility was available in tranches of $49,893 (GBP30,000) every three months. The facility was to be paid, including all accrued interest, by April 1, 2007 and bore interest at 6% per annum above the Svenska Handelsbanken Plc base rate or 10% per annum whichever is greater. During the first eighteen months from the date of the agreement, the loan was interest free. As security the shareholder had a first charge debenture agreement for all Company assets. By agreement dated May 9, 2005, the Company settled the full amount of the loan, being $111,867 (GBP59,242) with the issuance of 6,216,867 common shares. The loan facility was cancelled at that time.

7.	Capital Stock

a)

The number of shares outstanding presented in these financial statements relating to share transactions taking place prior to August 31, 2005 has been restated to reflect the approximate 5.783:1 ratio based upon the 12,000,000 Maxtor shares issued on August 31, 2005 to acquire the 2,075,000 shares of MobileMail Limited.

	b)	During the year ended September 30, 2004, the Company split its stock on a 100 new for 1 old basis.

c)

During the prior year, the Company issued 1,416,867 of common stock to the Managing Director for consulting and employment services (Note 8b). The shares were recorded at $4,652 being the fair value at the time of issuance.

	d)	By agreement dated May 9, 2005, the Company issued 6,216,867 common shares in full settlement of $111,867 of debt owed to the majority shareholder (Note 6).

	e)	On November 30, 2005, the Company issued 320,000 common shares at $0.25 per share in full settlement of the $80,000 promissory notes payable and related interest of $1,507 (Note 5).

f)

On November 30, 2005, the Company issued 10,000,000 common shares at $0.25 per share being the consideration paid by the Company’s majority stockholder when it acquired the Messaging Technology from a third party (Note 4).

There were no warrants or stock options granted during the current period and none were outstanding as at December 31, 2005 and 2004.

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

8.	Related Party Balances and Transactions

a)

The amounts due to related parties of $27,439 (September 30, 2005 - $25,465) are non-interest bearing and due on demand. Included in due to related parties are $15,616 (September 30, 2005 - $15,997) owing to a shareholder and $6,661 (September 30, 2005 - $6,824) and $5,162 (September 30, 2005 - $2,644) owing to two companies with directors in common with a corporate shareholder of the Company.

b)

By employment agreement dated July 26, 2004, the Company agreed to pay the Managing Director $64,166 (GBP35,000) per annum plus 236,143 common shares every three months to a maximum of 1,416,867 shares. During the period, $15,306 (December 31, 2004 - $17,373) was paid to the Managing Director, of which $15,306 (December 31, 2004 - $16,330) was in cash, $Nil (December 31, 2004 - $780) was from the issuance of Nil (December 31, 2004 – 40,833) shares, and $Nil (December 31, 2004 - $262) was from the accrual of Nil (December 31, 2004 – 13,611) shares.

	c)	During the current period, the Company paid or accrued the following fees:

i)

$Nil (December 31, 2004 - $2,240) for accounting; $Nil (December 31, 2004 - $560) for legal; $Nil (December 31, 2004 - $5,599) for marketing and promotion; $Nil (December 31, 2004 - $2,799) for rent; and $Nil (December 31, 2004 - $1,960) for office and information technology; and

		ii)	$2,624 (December 31, 2004 - $Nil) for rent to a company with directors in common with a corporate shareholder of the Company.

9.	Segmented Information

Details on a geographic basis as at December 31, 2005 are as follows:

	Western
	Europe	U.S.A.	Total
Assets	$32,029	$21,052	$53,081
Loss for the period	$(25,103)	$(2,560,924)	$(2,586,027)

Details on a geographic basis as at September 30, 2005 are as follows:

	Western
	Europe	U.S.A.	Total
Assets	$8,145	$118,256	$126,401
Loss for the period	$(173,772)	$(8,275)	$(182,047)

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

10.	Income Taxes

The Company has incurred non-capital losses for UK tax purposes of approximately $235,000, which may be carried forward indefinitely and used to reduce taxable income of future years. The Company also had accumulated net operating losses for U.S. federal income tax purposes of approximately $282,000, which may be carried forward until 2026 and used to reduce taxable income of future years. Details of future income tax assets:

	December 31,	September 30,
	2005	2005
Future income tax assets:	(unaudited)	(audited)
Non-capital tax loss	$166,000	$81,000
Valuation allowance	(166,000)	(81,000)
	$-	$-

The potential future tax benefits of these losses have not been recognized in these financial statements due to uncertainty of their realization. When the future utilization of some portion of the carryforwards is determined not to be “more likely than not,” a valuation allowance is provided to reduce the recorded tax benefits from such assets.

11.	Non-cash transactions

The following is a schedule of non-cash investing and financing transactions:

			From
			Incorporation
	For the Three		(August 21,
	Months Ended	For the Three	2003) to
	December 31,	Months Ended	December 31,
	2005 (Restated – Note 12)	December 31, 2004	2005 (Restated – Note 12)
Schedule of Non-Cash Investing and Financing
Transactions
Shares issued for acquisition of MobileMail Limited	$-	$-	$47,388
Shares issued for consulting services	$-	$780	$4,652
Shares issued to related party for debt	$-	$-	$111,867
Acquisition of Assets and Liabilities of
Maxtor Holdings Inc.:
Due to MobileMail Limited	$-	$-	$19,105
Accrued liabilities	$-	$-	$10,027
Due to related party	$-	$-	$55
Promissory notes payable	$-	$-	$80,000
Shares issued for debt	$81,507	$-	$81,507
Shares issued for intellectual property	$2,500,000	$-	$2,500,000

Mobilemail (US) Inc.
(Formerly Maxtor Holdings Inc.)
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
December 31, 2005 and 2004
US Funds
(Unaudited)

12.

Restatement

The interim consolidated financial statements for the period ended December 31, 2005 have been restated to properly reflect the value assigned to the intellectual property acquired by the Company on November 30, 2005 (Note 4) from $214,129 to $2,500,000.

The 10,000,000 shares issued to acquire the intellectual property were re-valued from $0.021 to $0.25 per share, which is equal to the price at which the Company sold shares of its common stock to arms length parties concurrent with its acquisition of the intellectual property.

The effects of the restatement on the financial statements are as follows:

	For the Three Months Ended December 31, 2005 (Prior to restatement)	For the three Months Ended December 31, 2005 (Restated)

Loss for the Period	($300,156)	($2,586,027)
Loss per Share – Basic and Diluted	($0.01)	($0.12)
Comprehensive Loss for the Period	($302,063)	($2,587,934)
Comprehensive Loss per Share	($0.01)	($0.12)
Deficit – Accumulated during the development stage	($518,965)	($2,804,836)